UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 20, 2005

Commerce Bancshares, Inc.

(Exact name of registrant as specified in its charter)

Missouri	0-2989	43-0889454

(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 Walnut, Kansas City, MO		64106

(Address of principal executive offices)		(Zip Code)

(816) 234-2000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

     On April 20, 2005, the shareholders of the Company approved the Company’s 2005 Equity Incentive Plan at the Company’s annual meeting of shareholders. The terms of the Plan are set forth in the proxy statement dated March 11, 2005 for the Company’s annual meeting and the description of the Plan in Appendix A of the proxy statement is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

     (c) Exhibits

10(a) Commerce Bancshares, Inc. 2005 Equity Incentive Plan incorporated herein by reference to Appendix A of the Company’s Proxy Statement dated March 11, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMERCE BANCSHARES, INC.

	By:	/s/ Jeffery D. Aberdeen

Jeffery D. Aberdeen Controller (Chief Accounting Officer)

Date: April 20, 2005